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EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

        MI Developments Inc. (the "Company") is filing its annual report on Form 40-F for the fiscal year ended December 31, 2009 (the "Report") with the U.S. Securities and Exchange Commission.

        I, Dennis Mills, Vice-Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  (i)
  the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

  (ii)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DENNIS MILLS Dennis Mills Vice-Chairman and Chief Executive Officer
Date: March 29, 2010

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  EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002